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                                                                   EXHIBIT 10.5


                     AMENDMENT TO THE DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                         CHUGAI PHARMACEUTICAL CO., LTD.
                                       AND
                          REAADS MEDICAL PRODUCTS, INC.
                            DATED SEPTEMBER 27, 1993

Chugai Pharmaceutical Co., Ltd. ("Chugai") and REAADS Medical Products, Inc. ("RMP") hereby mutually agree to amend the Distribution Agreement dated September 27, 1993, ("Original Agreement") involving the grant of certain license and distribution rights to Chugai by RMP, as follows:

1.      Amendment of the Assignment

Delete one of doubled phrases starting with "in connection with" and ending with "to which this Agreement pertains,' in the fourth to sixth line of Article 5,
Section 5.1.

2.      Amendment of the License to Manufacture

The first paragraph of Article 5, Section 5.2 is amended as follows:

        5.2 License to Manufacture. In the event that a ,change in control of RMP occurs without Chugai's approval, including, but not limited to, the merger or consolidation with a third party company, RMP will grant to Chugai a perpetual, non-exclusive for Autoimmune Products, perpetual, exclusive for Vascular Products, license under the Patent Rights and/or the Know-How to make, use and sell the assays in the Product Line in Territory, and Chugai shall pay to RMP royalty of three (3) percent on the net sales of Product line sold by Chugai in Territory.

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3.      Miscellaneous

Except as expressly amended herein, all other terms of the Original Agreement shall remain unchanged.

AGREED TO AND ACCEPTED, effective as of August 29, 1994:

Chugai Pharmaceutical Co., Ltd.


/s/ Jiro Hada
----------------------------------
Jiro Hada                                   Date: August 29, 1994
Director and General Manager
Diagnostic Division



REAADS Medical Products, Inc.


/s/ Luis R. Lopez
----------------------------------
Luis R. Lopez , M.D.                        Date: 9/7/94
President



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